United States
Securities and Exchange Commission
Washington, D.C. 20549

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Company ☒

File by a party other than the Company ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting material pursuant to §240.14a-12

Tredegar Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Company)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the file fee is calculated and state how it was determined):

4.	Proposed aggregate offering price:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

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4.	Date Filed:

Tredeger CORPORATION Shareholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Tredegar Corporation Shareholder Meeting to be Held on Thursday, May 6, 2021 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders meeting are available on the Internet. Follow the instructions below to view the materials and vote online or order hardcopy materials. The items to be voted on are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2021 Proxy Statement and 2020 Annual Report and Form 10-K for the fiscal year ended December 31, 2020 are available at: Easy Online Access — View your proxy materials and vote. Step 1:Go to http://www.viewproxy.com/tredegar/2021 Step 2:Click on Cast Your Vote or Order Hardcopy Materials Step 3:Follow the instructions on the screen to log in Step 4:Vote your shares Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 28, 2021 to facilitate timely delivery.

Shareholder Meeting Notice Tredegar Corporation’s Annual Meeting of Shareholders will be held on Thursday, May 6, 2021, at 9:00 a.m., Eastern Daylight Time, virtually via the internet at http://www.viewproxy.com/tredegar/2021. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees and FOR Proposals 2, 4 and 5 and ONE YEAR for Proposal 3: 1. Election of Directors: 01 - George C. Freeman, III 02 - John D. Gottwald 03 - William M. Gottwald 04 - Kenneth R. Newsome 05 - Gregory A. Pratt 06 - Thomas G. Snead, Jr. 07 - John M. Steitz 08 - Carl E. Tack, III 09 - Anne G. Waleski 2. Advisory Vote to Approve Named Executive Officer Compensation 3. Advisory Vote on the Frequency of the Vote on Executive Compensation 4. Approval of the Tredegar Corporation Amended and Restated 2018 Equity Incentive Plan 5. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Delivery requests can be submitted using the options below. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. – Internet – Go to http://www.viewproxy.com/tredegar/2021. Click Cast Your Vote or Order Hardcopy Materials. – Phone – Call us free of charge at 877-777-2857. – Email – Send an email to requests@viewproxy.com If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit Virtual Control Number (located on the reverse side) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 28, 2021.